WINTHROP REALTY TRUST ANNOUNCES FIRST QUARTER 2009 RESULTS
AND DECLARES SECOND QUARTER CASH DIVIDEND

FOR IMMEDIATE RELEASE

Boston, Massachusetts – May 7, 2009 – Winthrop Realty Trust (NYSE:FUR) announced today financial and operations results for the first quarter ended March 31, 2009.  All per share amounts are on a diluted basis, and the presentation for the period ended March 31, 2008 has been restated to reflect the effect of the reverse stock split in November 2008.

2009 First Quarter Highlights and Recent Events

●	Appointed Carolyn Tiffany as the Company’s President, effective January 1, 2009. Ms. Tiffany previously served as the Company’s Chief Operating Officer from January 1, 2004 through January 31, 2007.

●	Reduced the base management fee in March 2009, effective as of January 1, 2009 which will result in estimated savings of approximately $2.1 million for 2009.

●	Maintained liquid assets consisting of cash, cash equivalents, restricted cash and marketable securities of $90.9 million at March 31, 2009.

●	Satisfied a $9.8 million loan payable to Citibank secured by 3.5 million common shares of Lexington Realty Trust.

●	Reduced overall debt inclusive of the Company’s Series B-1 Preferred Shares by 11.4%, or $34.2 million, to $265.7 million from $299.9 million at the end of 2008.

●	Extended the former $9.5 million loan secured by our jointly owned Marc Realty River City property with a $9.3 million loan that matures March 28, 2010 and bears interest at 6%.

●	Maintained an all cash dividend.

●
Amended Concord’s Master Repurchase Agreement with Column Financial, Inc. to eliminate margin calls until April 2010 while requiring periodic reductions by Concord of the outstanding balance and to set the maturity to December 2010.

First Quarter 2009 Financial Results

●
Net loss applicable to common shares was $22.4 million, or $1.42 per share loss, compared with net income of $6.3 million, or $0.44 per share, for the quarter ended March 31, 2008.  This decrease in earnings for the comparable periods was due primarily to a $17.7 million loss from Concord attributable to impairment charges and an $11.1 million unrealized loss on securities carried at fair value.  Of this unrealized loss, $9.8 million was attributable to our ownership of Lexington Realty Trust common shares and the balance of $1.3 million was attributable to our investment in other REIT bonds and preferred equity shares.  During the month of April, our investment in these financial assets appreciated by $12.2 million, of which $5.1 million related to the Lexington Realty Trust common shares and the balance related to investments in the other REIT bonds and preferred shares.

●	Declared a regular quarterly cash dividend of $0.25 per common share, which was paid on April 15, 2009 to common shareholders of record on March 31, 2009.

●
The Company reported negative Funds from Operations (FFO) of $19.3 million, or $1.22 negative FFO per share, compared with FFO of $11.0 million, or $0.62 FFO per share, for the quarter ended March 31, 2008.  Adjusting FFO for certain items that affect comparability which are listed in the table below, FFO for the quarter ended March 31, 2009 was $7.9 million or $0.45 per share, compared with FFO of $7.8 million, or $0.44 per share for the quarter ended March 31, 2008.

(Amounts in thousands)	Quarter Ended March 31,
	2009	2008
	(Unaudited)

FFO applicable to Common Shares (1)	$(19,299)	$11,045
Per Common Share	$(1.22)	$0.62

Items that affect comparability (income) expense:
Non-cash asset write-downs:
Loan loss reserves	$428	$-
Available for sale securities impairment	-	100
Unrealized loss on securities	11,148	-
Gain on sale of mortgage-backed securities	-	(454)
Loan loss and impairments from partially owned entity – Concord	20,144	2,689
Net (gain)loss on sale of securities	87	(2,029)
Net gain on sale of preferred equity	-	(959)
Net gain on repurchase of Series B-1 Preferred Shares	(5,237)	-
Net gain on extinguishment of debt of partially owned entity – Concord	-	(2,575)
Adjustment for dilution by Series B-1 Preferred Shares (2)	660	-

Total items that affect comparability	$27,230	$(3,228)
Per Common Share	$1.54	$(0.18)

FFO as adjusted for comparability	$7,931	$7,817

Per Common Share	$0.45	$0.44

(1)	See Funds From Operations table below for a reconciliation of net income to FFO for the quarters ended March 31, 2009 and 2008.
(2)
The Series B-1 Preferred Shares are anti-dilutive for basic FFO for the period ended March 31, 2009.  However, after giving effect to the adjustments for comparability, the Series B-1 Preferred Shares are dilutive for the period.  Accordingly, for the presentation we have adjusted for this dilution and increased dilutive weighted-average common shares outstanding by 1,889 shares.

Second Quarter 2009 Dividend Declaration

The Company's Board of Trustees has declared a cash dividend for the second quarter of 2009 of $0.25 per share payable on July 15, 2009 to common shareholders of record on June 30, 2009.  The Company also has declared the regular quarterly cash dividend of $0.40625 per Series B-1 Preferred Share which is payable on July 31, 2009 to the holders of Series B-1 Preferred Shares of record on July 20, 2009.

Conference Call Information

The Company will host a conference call to discuss its first quarter 2009 results today, Thursday,  May 7, 2009 at 2:00 pm Eastern Time.  Interested parties may access the live call by dialing (877) 407-9205 or (201) 689-8054, or via the Internet at www.winthropreit.com within the News and Events section.

A replay of the call will be available through June 7, 2009 by dialing (877) 660-6853; account #286, confirmation #317571.  An online replay will also be available through June 7, 2009.

About Winthrop Realty Trust

Winthrop Realty Trust is a real estate investment trust (REIT) that owns, manages and lends to real estate and related investments, both directly and through joint ventures.  Winthrop Realty Trust is listed on the New York Stock Exchange and trades under the symbol “FUR.”  The Company has executive offices in Boston, Massachusetts and Jericho, New York. For more information please visit www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets and (vii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Condensed Financial Results

Financial results for the three months ended March 31, 2009 and 2008 are as follows (in thousands except per share amounts):

	For the Three Months Ended March 31,
	2009	2008
	(Unaudited)
Revenue
Rents and reimbursements	$10,985	$10,667
Interest and dividends	1,752	533
	12,737	11,200
Expenses
Property operating	2,001	1,867
Real estate taxes	703	739
Depreciation and amortization	2,899	3,058
Interest	4,398	5,831
Impairment loss on available for sale securities	-	100
Provision for loss on loan receivable	428	-
General and administrative	1,446	2,071
State and local taxes	50	124
	11,925	13,790
Other income
Earnings from preferred equity investments	1,015	2,330
Equity in earnings (loss) of equity investments	(18,163)	3,812
Gain on sale of available for sale securities	-	2,029
Loss on sale of securities carried at fair value	(87)	-
Gain on sale of mortgage-backed securities available for sale	-	454
Unrealized loss on securities carried at fair value	(11,148)	-
Gain on early extinguishment of debt	5,237	-
Interest income	72	228
	(23,074)	8,853
Consolidated (loss) income from continuing operations	(22,262)	6,263

Income from discontinued operations	-	49
Consolidated net (loss) income	(22,262)	6,312

Income attributable to non-controlling interests	(171)	-
Net (loss) income attributable to Winthrop Realty Trust	$(22,433)	$6,312

Comprehensive income (loss)
Net income (loss)	$(22,262)	$6,312
Change in unrealized loss on available for sale securities arising during the period	2	2,023
Change in unrealized gain on mortgage-backed securities available for sale arising during the period	-	190
Change in unrealized gain (loss) on interest rate derivatives arising during the period	138	(651)
Change in unrealized loss from equity investments	(197)	(9,635)
Less reclassification adjustment from (gains) losses included in net income	-	(2,483)

Comprehensive income (loss)	$(22,319)	$(4,244)

Per Common Share Data – Basic
Income (loss) from continuing operations attributable to Winthrop Realty Trust	$(1.42)	$0.45
Income from discontinued operations attributable to Winthrop Realty Trust	-	-
Net income (loss) attributable to Winthrop Realty Trust	$(1.42)	$0.45

Per Common Share Data – Diluted
Income (loss) from continuing operations attributable to Winthrop Realty Trust	$(1.42)	$0.44
Income from discontinued operations attributable to Winthrop Realty Trust	-	-
Net income (loss) attributable to Winthrop Realty Trust	$(1.42)	$0.44

Basic Weighted-Average Common Shares	15,806	13,416
Diluted Weighted-Average Common Shares	15,806	13,428

Funds From Operations:

The following presents a reconciliation of net income to funds from operations for the three months ended
March 31, 2009 and 2008 (in thousands, except per share amounts):

	For the Three Months Ended March 31,
	2009		2008
	(Unaudited)

Net income(loss) attributable to Winthrop Realty Trust		$(22,433)	$6,312
Real estate depreciation		1,690	1,647
Amortization of capitalized leasing costs		1,200	1,357
Real estate depreciation and amortization of unconsolidated interests		1,047	819
Less: Non-controlling interests’ share of depreciation and amortization		(803)	(821)

Funds from operations		(19,299)	9,314

Interest expense on Series B-1 Preferred Shares		-	1,731
Funds from operations applicable to Common Shares plus assumed conversions		$(19,299)	$11,045

Basic weighted-average Common Shares		15,806	13,416
Convertible Preferred Shares		-	4,264
Stock options		-	12
Diluted weighted-average Common Shares		15,806	$17,692

Funds from operations per share – diluted	$	(1.22)	$0.62

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  Management believes that FFO and FFO per diluted share are helpful to investors as supplemental performance measures because these measures exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.  A reconciliation of net income to FFO is provided above.  In addition, a reconciliation of FFO to FFO before certain items that affect comparability is provided earlier in this press release.

Consolidated Balance Sheets:
(in thousands, except share data)

	March 31, 2009	December 31, 2008

ASSETS
Investments in real estate, at cost
Land	$21,344	$21,344
Buildings and improvements	246,292	246,362
	267,636	267,706
Less – accumulated depreciation	(27,227)	(25,901)
Investments in real estate, net	240,409	241,805

Cash and cash equivalents	41,070	59,238
Restricted cash held in escrows	5,711	14,353
Loans receivable, net of reserve of $2,873 and $2,445, Respectively	18,740	22,876
Accounts receivable, net of reserve of $290 and $225, Respectively	14,370	14,028
Securities carried at fair value	43,982	36,516
Available for sale securities, net	186	184
Preferred equity investment	50,579	50,624
Equity investments	73,499	92,202
Lease intangibles, net	24,786	25,929
Deferred financing costs, net	2,408	3,218
Deposit for purchase of Series B-1 Preferred Shares	-	17,081
Other assets	40	40
TOTAL ASSETS	$515,780	$578,094

LIABILITIES

Mortgage loans payable	$228,300	$229,737
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 1,496,000 and 2,413,105 shares authorized and outstanding at March 31, 2009 and December 31, 2008, respectively	37,400	60,328
Revolving line of credit	-	-
Note payable	-	9,800
Accounts payable and accrued liabilities	8,386	8,596
Dividends payable	3,971	5,934
Deferred income	795	795
Below market lease intangibles, net	3,412	3,696
TOTAL LIABILITIES	282,264	318,886

COMMITMENTS AND CONTINGENCIES

EQUITY

Winthrop Realty Trust Shareholders’ Equity:

Common Shares, $1 par, unlimited shares authorized; 15,815,787 and 15,754,495 outstanding at March 31, 2009 and December 31, 2008, respectively	15,816	15,754

Additional paid-in capital	461,559	460,956

Accumulated distributions in excess of net income	(239,688)	(213,284)

Accumulated other comprehensive loss	(15,233)	(15,176)

Total Winthrop Realty Trust Shareholders’ Equity	222,454	248,250

Non-controlling interests	11,062	10,958

Total Equity	233,516	259,208
TOTAL LIABILITIES AND EQUITY	$515,780	$578,094

Other Financial Information:
(in thousands)

	For the Three Months Ended March 31,
Sources (Uses) of Cash	2009	2008
	(Unaudited)

Capital expenditures	$(949)	$(1,065)
Straight line rent adjustment	$324	$225

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended March 31, 2009 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

# # #

Contact Information:

AT THE COMPANY

Thomas Staples
Chief Financial Officer
(617) 570-4614